Shareholders' Equity	6 Months Ended
Mar. 31, 2023
Shareholder's Equity [Abstract}
SHAREHOLDERS' EQUITY

NOTE 12 — SHAREHOLDERS’ EQUITY

Ordinary Shares

Jin Med was established under the laws of the Cayman Islands on January 14, 2020. The authorized number of ordinary shares was 50,000,000 shares with par value of US$0.001 per share and 20,000,000 shares were issued.

On October 28, 2022, the current existing shareholders of the Company surrendered 13,250,000 Ordinary Shares for no consideration. The shares and per share data are presented on a retrospective basis as if the share surrender made by the current existing shareholders of the Company had been in existence from the earliest period presented.

Initial Public Offering

On March 30, 2023, the Company closed its initial public offering (the “Offering”) of 1,000,000 ordinary shares (the “Ordinary Shares”) at a public offering price of $ 8.00 per share for total gross proceeds of $8,000,000 before deducting underwriting discounts and offering expenses. Net proceeds of the Company’s Offering were approximately $6.8 million. In addition, the Company granted the underwriters a 45-day option to purchase up to an additional 150,000 Ordinary Shares at the public offering price, less underwriting discounts, to cover over-allotment, if any. On April 6, 2023, the underwriter partially exercised the over-allotment option to purchase an additional 47,355 ordinary shares for total gross proceeds of $378,840 before deducting underwriting discounts and commissions. As of May 14, 2023, the remaining options were expired. The Company’s Ordinary Shares began trading on the Nasdaq Capital Market under the symbol “ZJYL” on March 28, 2023.

Statutory reserve and restricted net assets

The Company’s PRC subsidiary, VIE and VIE’s subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. The payment of dividends by entities organized in China is subject to limitations, procedures and formalities. Regulations in the PRC currently permit payment of dividends only out of accumulated profits as determined in accordance with accounting standards and regulations in China.

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The statutory reserve may be applied against prior year losses, if any, and may be used for general business expansion and production or increase in registered capital, but are not distributable as cash dividends.

Relevant PRC laws and regulations restrict the Company’s PRC subsidiary, VIE and VIE’s subsidiaries from transferring a portion of their net assets, equivalent to their statutory reserves and their share capital, to the Company’s shareholders in the form of loans, advances or cash dividends. Only PRC entities’ accumulated profits may be distributed as dividends to the Company’s shareholders without the consent of a third party. As of March 31, 2023 and September 30, 2022, the restricted amounts as determined pursuant to PRC statutory laws totaled $1,827,972 and $1,651,422, respectively, and total restricted net assets amounted to $1,914,531 and $1,737,982, respectively.